SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
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Staar Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS
Staar General Bond Fund ("General Bond Fund")
Staar Short Term Bond Fund ("Short Term Bond Fund")
Staar Larger Company Stock Fund ("Larger Company Stock Fund")
Staar Smaller Company Stock Fund ("Smaller Company Stock Fund")
Staar International Fund ("International Fund")
Staar Alternative Categories Fund ("Alternative Categories Fund")

series of

STAAR INVESTMENT TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the "Meeting") of shareholders ("Shareholders") of the mutual funds listed above (each, a "Fund" and together, the "Funds"), series of Staar Investment Trust (the "Trust"), will be held at the offices of Staar Financial Advisors, Inc., 604 McKnight Park Drive, Pittsburgh, PA 15237 on [JANUARY 12, 2018] at [10:30AM], Eastern Time. The purpose of the Meeting is to vote on four proposals (each, a "Proposal" and together, the "Proposals") that affect your Fund(s) and your investment. As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the Proposals and the materials to use when voting by mail.

Proposal 1. To Approve a New Proposed Investment Advisory Agreement for each Fund with Barrel Park Investments, LLC.

Proposal 2. To Elect a Board of Trustees for the Trust.

Proposal 3. To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust to a Delaware Statutory Trust

Proposal 4. To Amend the Funds' fundamental investment restriction regarding issuing senior securities.

The Proposals are described in greater detail in the enclosed Proxy Statement.

The Board unanimously recommends that you vote FOR each Proposal.

Personally, I am enthusiastic that these changes will offer excellent opportunity for future growth and enhancement that will benefit all shareholders of the STAAR Funds.  Please note that I will continue to be involved with the Funds as a consultant.  If you have any questions, please feel free to call me at 412-367-9076.

Voting is quick and easy. Everything you need is enclosed. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the included envelope.

Very truly yours,

/s/

J. Andre Weisbrod
[Chairman, Board of Trustees]
[SIGNATURE DATE]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on [JANUARY 12, 2018]

Staar General Bond Fund
Staar Short Term Bond Fund
Staar Larger Company Stock Fund
Staar Smaller Company Stock Fund
Staar International Fund
Staar Alternative Categories Fund

series of

STAAR INVESTMENT TRUST

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on
[JANUARY 12, 2018]:
In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at [http://www.staarfunds.com]. The form of proxy on the Internet site cannot be used to cast your vote.
To the shareholders ("Shareholders") of the Staar General Bond Fund ("General Bond Fund"), Staar Short Term Bond Fund ("Short Term Bond Fund"), Staar Larger Company Stock Fund ("Larger Company Stock Fund"), Staar Smaller Company Stock Fund ("Smaller Company Stock Fund"), Staar International Fund ("International Fund") and Staar Alternative Categories Fund ("Alternative Categories Fund") (each, a "Fund" and together, the "Funds"), series of Staar Investment Trust (the "Trust"):
NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of Shareholders of each Fund will be held at the offices of Staar Financial Advisors, Inc., 604 McKnight Park Drive, Pittsburgh, PA 15237 on [JANUARY 12, 2018] at [10:30AM], Eastern Time. The proxy materials for the shareholder meeting are first being sent to Shareholders on or about [JANUARY 2, 2018].
At the Meeting, Shareholders will be asked to consider the following Proposals, as described in the accompanying Proxy Statement:

1.	To Approve a New Proposed Investment Advisory Agreement for each Fund with Barrel Park Investments, LLC.

2.	To Elect a Board of Trustees for the Trust.

3.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust to a Delaware Statutory Trust.

4.	To Amend the Funds' fundamental investment restriction regarding issuing senior securities.

5.	To transact any other business that may properly come before the Meeting.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.
The Proposals are discussed in greater detail in the enclosed proxy statement (the "Proxy Statement"). You are entitled to vote at the Meeting if you owned shares of a Fund at the close of business on [OCTOBER 31, 2017] ("Record Date"). If you attend the Meeting, you may vote your shares in person. Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
By order of the Board of Trustees,

/s/
J. Andre Weisbrod
 [Chairman, Board of Trustees]
[SIGNATURE DATE]
To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PROXY STATEMENT
TABLE OF CONTENTS
[TO BE COMPLETED]

PROXY STATEMENT
For

Staar General Bond Fund
Staar Short Term Bond Fund
Staar Larger Company Stock Fund
Staar Smaller Company Stock Fund
Staar International Fund
Staar Alternative Categories Fund

series of

STAAR INVESTMENT TRUST

Dated [DECEMBER 22, 2017]

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on [JANUARY 12, 2018]. In addition to the written notice of special meeting of shareholders, proxy statement and form of proxy that you are receiving, these documents also available on the Internet at [http://www.staarfunds.com]. The form of proxy on the Internet site cannot be used to cast your vote.
This proxy statement (the "Proxy Statement") solicits proxies to be voted at a special meeting (the "Meeting") of shareholders ("Shareholders") of the Staar General Bond Fund ("General Bond Fund"), Staar Short Term Bond Fund ("Short Term Bond Fund"), Staar Larger Company Stock Fund ("Larger Company Stock Fund"), Staar Smaller Company Stock Fund ("Smaller Company Stock Fund"), Staar International Fund ("International Fund") and Staar Alternative Categories Fund ("Alternative Categories Fund") (each, a "Fund" and together, the "Funds"), series of Staar Investment Trust (the "Trust") The Meeting was called by the Board of Trustees of the Trust (the "Board") to vote on the following proposals (the "Proposals"), which are described more fully below:
Proposal	Who votes on the Proposal?
To Approve a New Proposed Investment Advisory Agreement for each Fund with Barrel Park Investments, LLC.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
To Elect a Board of Trustees for the Trust.	Shareholders of all Funds voting collectively.
To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust to a Delaware Statutory Trust.	Shareholders of all Funds voting collectively.
To Amend the Funds' fundamental investment restriction regarding issuing senior securities.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
The principal office of the Trust is located at 604 McKnight Park Drive, Pittsburgh, PA 15237. You can reach the office of the Trust by telephone by calling (412) 367-9076. The Trust is a Pennsylvania business Trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
The Meeting will be held at the offices of at the offices of offices of Staar Financial Advisors, Inc., 604 McKnight Park Drive, Pittsburgh, PA 15237 on [JANUARY 12, 2018] at [10:30AM], Eastern Time. The Proxy materials for the shareholder meeting are first being sent to Shareholders on or about [JANUARY 2, 2018]. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

PROPOSAL 1: TO APPROVE A PROPOSED NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND
Shareholders of each Fund are being asked to approve a new investment advisory agreement (the "Proposed Investment Advisory Agreement") with Barrel Park Investments, LLC ("Barrel Park") which, if approved, would replace the Current Investment Advisory Agreement (as defined below) with Staar Financial Advisors, Inc. ("Staar Financial"). Under the Proposed Investment Advisory Agreement, Barrel Park would provide investment advisory services to each fund of the Trust (each a "Fund" and collectively the "Funds") at the same annual rate currently paid by each Fund to Staar Financial. It is also anticipated that Barrel Park will provide a range of services that is comparable to those presently furnished by Staar Financial. The Board of Trustees has determined that the Proposed Investment Advisory Agreement is in the best interests of each Fund and its shareholders. If approved, the Proposed Investment Advisory Agreement will go into effect [on or about JANUARY 15, 2018] for an initial two-year term, and would remain in effect thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). If the shareholders do not approve the Proposed Investment Advisory Agreement for one or more of the Funds, Staar Financial will continue to serve as investment adviser to such Fund but may propose other options to the Board of Trustees, such as the liquidation of the Fund.

The Board of Trustees recommends that shareholders of each Fund vote in favor of the Proposed Investment Advisory Agreement. The reasons for the Board's decision are discussed below. A description of the Proposed Investment Advisory Agreement, including the services to be provided by Barrel Park thereunder, is set forth below. The description is qualified in its entirety by reference to the form of the Proposed Investment Advisory Agreement attached to this Proxy Statement as Appendix A.

The Current Investment Advisory Agreement

The initial Investment Advisory Agreement between the Trust and Staar Financial (the "Initial Investment Advisory Agreement") was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party thereto (the "Independent Trustees"), at the organizational meeting of the Board of Trustees of the Trust held on April 1, 1996 and was approved by the initial shareholder. The Initial Investment Advisory Agreement was amended and restated by the parties thereto on January 1, 2012, to reduce the investment management fee rate for each Fund (as so amended and restated, the "Current Investment Advisory Agreement"). Under the terms of the Current Investment Advisory Agreement, Staar Financial furnishes certain investment advisory and portfolio management services to each Fund. The Current Investment Advisory Agreement provides that Staar Financial is not liable for error of judgment or mistake of law, or for any loss suffered by a Fund or any shareholder of a Fund in connection with matters to which the Current Investment Advisory Agreement relates, except for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Staar Financial in the performance of its duties under the Current Investment Advisory Agreement.

For its services under the Current Investment Advisory Agreement, Staar Financial receives a fee at the following annualized rates as a percentage of the average daily net asset values of each Fund:

Fund	Annualized Rate
General Bond Fund	0.25%
Short Term Bond Fund	0.25%
Larger Company Stock Fund	0.80%
Smaller Company Stock Fund	0.80%
International Fund	0.80%
Alternative Categories Fund	0.80%

For the fiscal year ended December 31, 2016, each Fund paid the following amounts to Staar Financial:

Fund	Amount Paid
General Bond Fund	$[3,690]
Short Term Bond Fund	$[2,822]
Larger Company Stock Fund	$[22,956]
Smaller Company Stock Fund	$[24,596]
International Fund	$[15,328]
Alternative Categories Fund	$[22,752]

The Proposed Investment Advisory Agreement

The material terms of the Proposed Investment Advisory Agreement are substantially similar to the terms of the Current Investment Advisory Agreement.

Under the terms of the Proposed Investment Advisory Agreement, Barrel Park will furnish certain investment advisory and portfolio management services to each Fund substantially similar to those currently provided by Staar Financial. The Proposed Investment Advisory Agreement provides that in the absence willful misfeasance, bad faith, gross negligence or reckless disregard by Barrel Park of its obligations and duties under the Proposed Investment Advisory Agreement, Barrel Park shall not be subject to liability to the Trust or any Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund.

For its services under the Proposed Investment Advisory Agreement, Barrel Park would be entitled to receive the same fees at the annualized rates described above that Staar Financial receives under the Current Investment Advisory Agreement. The Proposed Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by a Fund by a "majority vote of the outstanding voting securities" (as defined in the 1940 Act) thereof or by Barrel Park, in each case upon sixty days' written notice to the other party. The Proposed Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Description of Barrel Park Investments, LLC

Barrel Park is an SEC-registered investment adviser with its principal address at 120 E. 23rd Street, 4th Floor, New York, New York 10010. Barrel Park is a newly organized and registered investment adviser and, therefore, currently has no assets under management.

Background Information on the Senior Officers of Barrel Park

The principal address for each of the Senior Officers of Barrel Park is 120 E. 23rd Street, 4th Floor, New York, New York 10010.

Brett C. Boshco

Mr. Boshco is Chief Executive Officer and Chief Compliance Officer of Barrel Park. He is also an indirect owner of Barrel Park. Mr. Boshco will serve as Portfolio Manager of each Fund.

Prior to founding Barrel Park Investments, LLC, Mr. Boshco was a research analyst for the Evermore Global Value Fund, a global opportunities mutual fund, responsible for investment research, investment analysis, and portfolio trading (2015-2017).  Prior to the Evermore Global Value Fund, Mr. Boshco was a research analyst for Steinberg Asset Management, a public equity investment company, responsible for investment research and investment analysis (2009-2013).  Mr. Boshco began his career in the Media & Communications Group in the Investment Banking Division of Morgan Stanley (2006-2009).  Mr. Boshco holds a BS in Economics from MIT and a BS in Management Science from the Sloan School of Management at MIT.

Cody A. Audette

Mr. Audette is Chief Operating Officer of Barrel Park. He is also an indirect owner of Barrel Park.

Prior to founding Barrel Park Investments, LLC, Mr. Audette was the West Coast Lead for Caviar (a division of Square, Inc.), responsible for business growth and market expansions (2014-2016).  Prior to Square, Inc., Mr. Audette was the Director of Operations for Ampush, focused on helping digital advertisers manage and execute large scale media campaigns (2013-2014).  Mr. Audette began his career in the Media & Communications Group in the Investment Banking Division of Morgan Stanley (2005-2008).  Mr. Audette holds a BA in Business Administration from the Foster School of Business at the University of Washington.

Board of Trustees' Considerations

The Board was informed by Staar Financial that Staar Financial had decided to exit the mutual fund business. Staar Financial's decision precipitated the need for a new investment advisor for the Funds and to enter into a new investment advisory agreement with such advisor to replace the Current Investment Advisory Agreement.  One of the principal concerns for the Trustees, and in particular for the Independent Trustees, was to provide continuity for the Funds and the Funds' shareholders through such transition.

In connection with their consideration of the Proposed Investment Advisory Agreement, the Trustees received information from Staar Financial and Barrel Park, which the Trustees reviewed at several Board of Trustees meetings, called to consider the approval of the Proposed Investment Advisory Agreement. At such meetings, the Trustees were advised by independent counsel concerning their duties in considering the Proposed Investment Advisory Agreement and the various factors to be considered and standards to be applied. The Board received and considered information relating to the nature and quality of services to be rendered by Barrel Park and information describing Barrel Park's proposed investment operations. The Trustees then reviewed and discussed the nature and extent of the services to be provided by Barrel Park, the costs of the services to be provided, the personnel and operating methods of Barrel Park and any possible conflicts of interest. Further, the Trustees compared the services to be provided by Barrel Park under the Proposed Investment Advisory Agreement with the services currently and historically provided by Staar Financial under the Current Investment Advisory Agreement, and noted that such services are substantially similar and that Barrel Park was willing to provide its services at the same investment advisory fee rates that each Fund currently pays to Staar Financial.

Staar Financial also informed the Board of Trustees that J. Andre Weisbrod, an owner of Staar Financial would be providing non-investment advisory services to Barrel Park under a Consulting Services Agreement. Such consulting services, although not directed toward investment strategy or implementation, will provide continuity throughout the transition. The Trustees were also informed that if shareholders approved the Proposed Investment Advisory Agreement, the owners of Staar Financial would receive compensation under an Asset Purchase Agreement.

The Board concluded that, based on, in part: (i) the strength of the backgrounds of the Senior Officers of Barrel Park, (ii) the similarity of the current and proposed investment advisory agreements, (iii) the identical fees for the management of the Funds, and (iv) Mr. Weisbrod's continued involvement with Barrel Park pursuant to the Consulting Services Agreement, Barrel Park should manage the Funds pursuant to Proposed Investment Advisory Agreement. In deciding to approve the Proposed Investment Advisory Agreement, the Board did not identify any single factor as all-important or controlling.

Based on its conclusions, and with the advice of counsel, the Board of Trustees, including a majority of the Independent Trustees, determined that the Proposed Investment Advisory Agreement with Barrel Park was in the best interests of the Trust's shareholders. Accordingly, after consideration, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the Proposed Investment Advisory Agreement with Barrel Park and to submit the Proposed Investment Advisory Agreement to the Funds' shareholders for approval.

Vote Required to Approve Proposed Investment Advisory Agreement

To become effective, the Proposed Investment Advisory Agreement must be approved by the "vote of a majority of the outstanding voting securities" of a Fund which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of a Fund entitled to vote thereon present at the special shareholder meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon. The Board of Trustees determined to submit the Proposed Investment Advisory Agreement for consideration by the shareholders of the Funds. If the shareholders do not approve the Proposed Investment Advisory Agreement for a Fund, Staar Financial will continue to serve as investment adviser to that Fund but may propose other options to the Board of Trustees, such as the liquidation of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT FOR EACH FUND.

PROPOSAL 2: TO ELECT A BOARD OF TRUSTEES OF THE TRUST
Information about the Nominees

In connection with the proposed transition of investment management of the Funds from Staar Financial to Barrel Park as presented in Proposal 1, the Board of Trustees considered that it would be appropriate for the Board of Trustees to nominate new individuals proposed by Barrel Park to serve as trustees. The current members of the Board of Trustees have offered their resignations and proposed the Nominees below to replace them.

Shareholders of the Trust are being asked to elect four new trustees (together, the "Nominees") to the Board: Robert Weiss, Ann Chung and Shiliang Tang (together, the "Independent Nominees") and Brett C. Boshco (the "Interested Nominee").
The Trust is governed by the Board, which has oversight responsibility for the management of the Trust's business affairs. The Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. The Trustees establish procedures and oversee and review the performance of the investment adviser and service providers of the Trust.
As stated above, the three Independent Nominees are Robert Weiss, Ann Chung and Shiliang Tang. The Interested Nominee is Brett C. Boshco. Mr. Boshco would be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an executive officer and indirect owner of the Barrel Park, the Funds' proposed investment adviser. Each Independent Nominee was introduced and recommended to the Board by Mr. Boshco and reviewed and proposed for nomination by the Independent Trustees and approved for nomination by the full Board. None of the Nominees currently serves as a Trustee of the Trust.  If Proposal 1 is approved for at least one Fund, the current Trustees will resign and the Board will be comprised of the three Independent Nominees and one Interested Nominee. The Trustees' resignations would become effective on the effective date of the Proposed Investment Management Agreements for the Funds, if approved by shareholders. If Proposal 1 is not approved, then the current Trustees would continue to serve as Trustees and determine what action, if any, to take.
If elected, each Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal. Each Nominee currently is available and has consented to serve if elected. If any of the Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.
Listed below, beside the name, address and age of each Nominee, are the Nominees' principal occupations during the past five years, the number of Funds that the Nominees would oversee and other board memberships that the Nominees hold (if applicable).

Name, Address and Age	Proposed Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
Independent Nominees
Robert Weiss 520 Madison Avenue New York, NY 10022 Age: 59	Trustee	N/A	Partner and General Counsel of MatlinPatterson and General Counsel of Matlin & Partners Acquisition Corporation (since 2002).	6	None
Ann Chung 130 Main Street New Canaan, CT 06840 Age: 36	Trustee	N/A	Vice President and Principal at J.H. Whitney Capital Partners (private equity fund) (since 2013). Previously, Vice President at Swander Pace Capital (2010-2013) and Associate at DLJ Merchant Banking Partners (2008-2010).	6	None
Shiliang Tang 152 Madison Avenue New York, NY 10016 Age: 31	Trustee	N/A	President of LedgerPrime, a digital asset market making and proprietary trading firm	6	None

(since 2017).  Previously, Co-Founder and COO of WorldCover (crop insurance in developing countries) (2015-2017) and a primary trader and risk manager in the Institutional Volatility Trading Group at Bank of America (2010-2014).

Interested Nominee
Brett C. Boshco 120 E. 23rd Street 4th Floor New York, NY 10010 Age: 35	Interested Trustee	N/A	Chief Executive Officer and Chief Compliance Officer of Barrel Park Investments, LLC (since 2017). Previously, Research Analyst at Evermore Global Advisors (2015-2017) and Research Analyst at Steinberg Asset Management (2009-2013).	6	None
Information About the Background, Experience and Related Information Regarding the Nominees
Independent Nominees

Robert Weiss

Mr. Weiss is a Partner and General Counsel of MatlinPatterson and General Counsel of Matlin & Partners Acquisition Corporation. Prior to joining MatlinPatterson in October 2002, Mr. Weiss was Managing Director at Deutsche Asset Management responsible for hedge fund and fund-of-funds administration, accounting, and product-related legal and compliance functions (1996-2002). Prior to Deutsche Asset Management, Mr. Weiss was General Counsel to Moore Capital Management, Inc. (1991-1996) and Senior Vice President within the futures and managed futures business of Lehman Brothers (1989-1991) and Associate General Counsel (1986-1989). Mr. Weiss began his career in the legal department of futures commission merchant Johnson Matthey & Wallace, Inc. in 1983. Mr. Weiss holds a JD from Hofstra Law School (1983) and an AB cum laude from Vassar College (1980).

Ann Chung

Mrs. Chung is a Vice President and Principal at J.H. Whitney Capital Partners, where she is the Consumer Lead at the generalist private equity fund. Prior to joining J.H. Whitney Capital Partners in 2013, Mrs. Chung was Vice President at Swander Pace Capital responsible for evaluating new investment opportunities and negotiations (2010-2013). Prior to Swander Pace Capital, Mrs. Chung was an Associate at DLJ Merchant Banking Partners (2008-2010) and an Associate at Catterton Partners, focused on investments in the consumer and retail sector. Mrs. Chung began her career in the Consumer & Retail Corporate Finance Group at Wachovia Securities (2003-2005). Mrs. Chung holds an MBA from the Wharton School at The University of Pennsylvania (2009), a BS in Commerce from the McIntire School of Commerce at the University of Virginia, and is fluent in Korean.

Shiliang Tang

Mr. Tang is President of LedgerPrime, a digital asset market making and proprietary trading firm. Prior to joining LedgerPrime in 2017, Mr. Tang was the Co-Founder and COO of WorldCover, a company focused on improving food and income security for smallholder farmers in developing countries. Prior to founding WorldCover in 2015, Mr. Tang was a primary trader and risk manager in the Institutional Volatility Trading Group at Bank of America focused on the Industrials, Commodity, and Chemicals sectors for US and Canadian securities (2010-2014). Prior to Bank of America, Mr. Tang held a similar primary trader role in the Electronic Volatility Trading Group at UBS (2008-2010). Mr. Tang began his career in the Automated Options Market Making Group at Merrill Lynch. Mr. Tang is both a CFA and CAIA Charterholder, holds a BS in Chemical Engineering from the Massachusetts Institute of Technology (2008), and is fluent in Chinese.
Interested Nominee
Brett C. Boshco
Mr. Boshco is the Chief Executive Officer of Barrel Park Investments, LLC, the proposed new investment adviser for the Funds and is responsible for the firm's business strategy. Mr. Boshco is also the Chief Compliance Officer for Barrel Park. Prior to founding Barrel Park Investments, LLC, Mr. Boshco was a research analyst for the Evermore Global Value Fund, a global opportunities mutual fund, responsible for investment research, investment analysis, and portfolio trading (2015-2017).  Prior to the Evermore Global Value Fund, Mr. Boshco was a research analyst for Steinberg Asset Management, a public equity investment company, responsible for investment research and investment analysis (2009-2013).  Mr. Boshco began his career in the Media & Communications Group in the Investment Banking Division of Morgan Stanley (2006-2009).  Mr. Boshco holds a BS in Economics from MIT and a BS in Management Science from the Sloan School of Management at MIT.
Selection of Nominees
The Trust does not have a Nominating Committee due to the small size of the Board.  The Trustees have broad authority under the Declaration of Trust to establish ad hoc and standing committees including a Nominating Committee to replace and nominate for shareholder approval trustees to fill vacancies or to add members of the Board of Trustees.
Board Structure and Compensation
The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust. The Board held four meetings during the 12-month period ended November 30, 2017. The Trust does not have a formal policy regarding Trustee attendance at shareholders' meetings, but they encourage Trustees to do so. The Trust does not hold annual meetings at which Trustees are elected.
None of the Independent Nominees owns, beneficially or of record, securities issued by any investment adviser or proposed investment advisor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing as of the date of this proxy statement. None of the Nominees beneficially owned shares of the Funds as of November 30, 2017.
Each Independent Trustee is compensated by the Trust. Trustees who are not Independent Trustees are not compensated by the Trust for serving as Trustee. Trust officers are not compensated by the Trust. None of the Nominees currently serves as Trustees of the Trust and therefore the Nominees have not yet received any compensation from the Trust.
Due to the small size of the Board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board. The Audit Committee is comprised of only Independent Trustees who hold separate meetings periodically to discuss the accounting of the Funds. The Audit Committee also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds. The Audit Committee met two times in 2016 to engage in these oversight activities.
The Trust does not have a lead Independent Trustee. Any Board member may propose items to be included on the Board's agenda. The Board meets four times per year in scheduled quarterly meetings. In addition, the Independent Trustees generally meet without the presence of any interested person 2-3 times a year and the audit committee meets with the public accountants at least twice per year and separately as needed. The Independent Trustees also meet several times per year to address particular responsibilities, such as approval of the advisory agreement, and they meet separately with auditors and the Chief Compliance Officer as often as necessary but at least once a year. Board members receive regular reports at least quarterly from the investment adviser and the Chief Compliance Officer. The Board has directed the preparation of quantitative and qualitative information and reports to facilitate their risk management function. The Independent Trustees have access to the Chief Compliance Officer and key advisory personnel and Fund counsel to obtain information and assistance as needed and have access to independent legal counsel.
Executive Officers of the Trust
Officers of the Trust are appointed by the Trust's Board and serve at the pleasure of the Board. Appendix B to this Proxy Statement identifies the executive officers of the Trust, and provides the name, age, information regarding positions with the Trust and the principal occupation for each officer of the Trust.
Information Regarding the Trust's Independent Auditor
Selection of Auditors. The Audit Committee and the Board have selected the firm of Goff, Backa, Alfera & Company, LLC, ("Goff Backa"), 3325 Saw Mill Run Blvd., Pittsburgh, PA 15227 to serve as auditors of the Trust. Representatives of Goff Backa are not expected to be present at the Meeting.
Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Goff Backa for the audit of the Trust's annual financial statements or for services that are normally provided by Goff Backa in connection with statutory and regulatory filings or engagements were $29,500 for the fiscal year ended December 31, 2016 and $29,900 for the fiscal year ended December 31, 2015.
Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by Goff Backa that are reasonably related to the performance of the audit, which were not reported under "Audit Fees" above. For the Trust's last two fiscal years, Tait Weller did not provide services relating to the performance of the audit of the financial statements of the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust.
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Goff Backa for tax compliance, tax advice, and tax planning were $9,000 for the for the fiscal year ended December 31, 2016 and $9,000 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(c) of Regulation S-X was 0%. The aggregate fees billed by Goff Backa for tax-related services provided to the Funds' investment adviser and other service providers under common control with the Funds' investment adviser and that relate directly to the operations or financial reporting of the Trust were $0 for each Trust's last two fiscal years.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Goff Backa for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust during the Trust's last two fiscal years were $9,000 for the for the fiscal year ended December 31, 2016 and $9,000 for the fiscal year ended December 31, 2015.
All Other Fees. There were no additional fees paid by any Trust during its last two fiscal years for products and services provided by Tait Weller, other than the services reported above.
Pre-Approval Policies and Procedures. Audit committees must pre-approve all audit services provided by an independent auditor, either specifically or in accordance with established pre-approval policies and procedures that pre-approves specific types of services to be performed by the independent auditor. Due to the size of the Trust and the Trust's Audit Committee, the Board has not adopted Pre-Approval Policies and Procedures.
Required Vote to Elect Trustees
In accordance with the Trust's governing documents, the Nominees will be elected to the Board by the affirmative vote, in person or by proxy of a plurality of the votes cast collectively by the Funds' Shareholders provided a quorum is present. This means that the Nominees receiving the largest number of votes will be elected to fill the available positions and that abstentions and broker non-votes (if any) will have no effect on the approval of Proposal 2. Because four Nominees have been nominated to fill four available positions and each is unopposed, assuming the presence of a quorum, the Nominees are expected to be elected.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE NOMINEES.

PROPOSAL 3: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST TO A DELAWARE STATUTORY TRUST

Shareholders of the Trust are being asked to of the Trust approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Appendix C, that would change the state and form of organization of the Trust, which is currently organized as a Pennsylvania business trust. This proposed change calls for the reorganization of "STAAR Investment Trust" into a newly formed Delaware statutory trust of the same name (the "DE Trust"). Such proposed reorganization will be referred to throughout this Proxy Statement as the "DE Reorganization." To implement the DE Reorganization, the Board of Trustees has approved the Plan, which contemplates the continuation of the current business of the Trust, and each of the Funds, in the form of the new DE Trust with six (6) series corresponding to the Funds (the "DE Funds").

The Effect of the DE Reorganization on Shareholders

If the Plan is approved by shareholders of the Trust and the DE Reorganization is implemented, you will become a shareholder of the DE Fund(s), which are mutual funds organized as series of a Delaware statutory trust. The DE Funds would have the same portfolio characteristics, investment objectives, policies and restrictions as their corresponding Funds. Thus, on the effective date of the DE Reorganization, you would hold an interest in the applicable DE Fund(s) that is equivalent to your interest in the corresponding Fund(s).

Each DE Fund's capital structure will be substantially the same as the current capital structure of each corresponding Fund. As discussed below, there are certain material differences between Pennsylvania and Delaware governing documents and state law applicable to the DE Reorganization. The DE Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss by reason of the reorganization when the DE Reorganization is completed.  The DE Trust will have the same service providers as the Trust and if Proposal 1 is approved, the investment adviser for the Funds of the DE Trust will be Barrel Park.

The expenses of the DE Reorganization will be paid by Barrel Park.

The Benefits in DE Reorganization

Investment companies formed as Delaware statutory trusts may have certain advantages over investment companies organized as Pennsylvania business trusts. For example, Delaware statutory trusts provide much greater flexibility for a fund to respond quickly to changes in market or regulatory conditions. In addition, the legal requirements governing business trusts under Pennsylvania law are less certain and less developed than those governing statutory trusts under Delaware law, which sometimes necessitates the Funds bearing the cost to engage counsel to advise on the interpretation of such law. Moreover, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Board believes that it is in the best interests of the shareholders to approve the Plan.

Comparison of State Laws

After the DE Reorganization, the DE Trust will be governed by the Delaware Statutory Trust Act (the "DE Statute"). The DE Statute is similar in many respects to the laws governing the Trust and other Pennsylvania business trusts, but they differ in certain respects. Pennsylvania business trust law (the "PA Statute") and the DE Statute each offer a significant amount of organizational and operational flexibility. However, the PA Statute is silent on many of the salient features of a business trust relevant to investment companies, whereas the DE Statute provides more guidance for Delaware statutory trust governance issues. For example, the DE Statute includes provisions specifically addressing, among other things, series and classes, shareholder voting rights, qualification and election or removal of trustees, and derivative actions, while the PA Statute is generally silent with respect to such features. Moreover, the DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by the Delaware statutory trust's governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust's governing instrument, merge or consolidate a Delaware statutory trust with another entity, and to change the Delaware statutory trust's domicile, in each case without a shareholder vote. The Board believes that the guidance and flexibility afforded by the DE Statute will benefit the Trust and its shareholders.

A more detailed comparison of the PA and DE Statutes is available in Appendix D.

Comparison of Governing Documents

The governing documents of the Trust and the DE Trust after the DE Reorganization will be similar to its current governing documents, but will contain some differences. Both the Trust and DE Trust provide for noncumulative voting in the election of their Trustees. For the Trust, the minimum number of trustees is three, and for the DE Trust, the minimum number of trustees is two. Like the Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the Board of Trustees of the DE Trust (the "DE Trust Board"), by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. In the Trust, a majority of all outstanding shares entitled to vote constitutes a quorum, but, in the DE Trust, one-third of the outstanding shares entitled to vote constitutes a quorum. The Trust and the DE Trust each provides certain rights to its shareholders to inspect a fund's books and records. The PA Trust provides rights of inspection only at the discretion of the Trustees. The DE Trust provides such rights at least to the extent required by applicable law. Both the PA Trust and the DE Trust allow for the termination of the trust without shareholder approval.

A comparison of the current and proposed governing documents of the DE Trust and PA Trust, respectively, is available in Appendix E.

Procedures and Consequences of the DE Reorganization

Upon completion of the DE Reorganization, the DE Trust and the DE Funds will continue the business of the Trust and the Funds with the same investment objectives, policies and restrictions as those existing on the date of the DE Reorganization, and will hold the same portfolio of securities previously held by the corresponding Fund. As the successor to the Funds' operations, the DE Trust will adopt the Trust registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust and the DE Funds were created to become the successors to, and carrying on the business of, the Trust and the corresponding Funds. To accomplish the DE Reorganization, the Plan provides that the Trust, on behalf of each of the Funds, will transfer all of the Fund portfolio securities, any other assets and its liabilities to the corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust, on behalf of the applicable DE Funds, will issue shares of each DE Fund to the corresponding Fund, which will then distribute those shares pro rata to you as a shareholder of the corresponding Fund. Through this procedure, you will receive exactly the same number, class and dollar amount of shares of the applicable DE Fund as you held in the corresponding Fund on the date of the DE Reorganization. The net asset value of each share of a DE Fund will be the same as that of the corresponding Fund on the date of the DE Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of your Fund that you may have had as of the effective date of the DE Reorganization. As soon as practicable after the date of DE Reorganization, the Trust and the Funds will be dissolved and will cease their existence.

The Board may terminate the Plan and abandon the DE Reorganization at any time prior to the effective date of the DE Reorganization if it determines that proceeding with the DE Reorganization is inadvisable and not in the best interest of Fund shareholders. If the DE Reorganization is not approved by shareholders, or if the STAAR Board abandons the DE Reorganization, the Trust will continue to operate as a Pennsylvania business trust. If the DE Reorganization is approved by shareholders, it is expected to be completed within a reasonable time following such approval.
Required Vote to Approve the Plan
The Plan must be approved by the majority of the outstanding shares of the Funds entitled to vote thereon.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN OF REORGANIZATION.

PROPOSAL 4: TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES

The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. These restrictions limit the investment activities of the Advisor as the Funds' investment advisor.

The Funds are subject to a fundamental investment restriction on issuing senior securities that provides:

Current Restriction: No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

Shareholders of the Funds are being asked to replace the current senior security restriction with the following new fundamental investment restrictions.

Proposed Restriction: Each Fund will not issue securities having preferences or seniority over other classes; provided that this will not prevent a Fund from creating different classes of shares to provide for different arrangements for shareholder services or the distribution of securities or both, to the extent permitted by Rule 18f-3 under the 1940 Act.

Legal Requirements with Respect to Issuing Senior Securities
Under Section 18(f)(1) of the 1940 Act a fund is prohibited from issuing any senior securities and under Section 18(i) of the 1940 Act prohibits an investment company registered under the 1940 Act from issuing any senior securities and require that all mutual fund shares have equal voting rights with every other outstanding share. Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes priority over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a mutual fund from issuing senior securities, in order to limit the ability of the mutual fund to use leverage. In general, a mutual fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.
While the 1940 Act requires mutual funds to have a senior security restriction, there is no SEC requirement to have a policy that prohibits the issuance of different classes of shares of a mutual fund if the different classes of shares do not result in a class of shares having priority over other classes of shares with respect to the earnings and assets of the mutual fund. Rule 18f-3 under the 1940 Act provides the requirements for a mutual fund to create different classes of shares of a fund to provide for different arrangements for shareholder services or the distribution of securities or both. Under Rule 18f-3, in order for a mutual fund to issue different classes of shares, the mutual fund must adopt a multi-class plan that provides, among other things, that each class: (1) have a different arrangement for shareholder services or the distribution of securities or both, and pay all of the expenses of that arrangement; (2) may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the fund's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes; (3) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its shareholder services/distribution arrangement; (4) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (5) shall have in all other respects the same rights and obligations as each other class.
The Effect of Amending the Senior Securities Investment Restriction
If the amended senior security investment restriction is approved by shareholders, it would provide the Funds with the flexibility in the future to create issue additional share classes if the Board of Trustees determined it was prudent and approved a multiple class plan as described above. If additional share classes were created in the future, the current shareholders would be included in the original class of shares with no changes to their current sales charges and distribution or shareholder services fees. The value of a shareholder's shares would not change due to the addition of new share classes. The current shareholders also would have the same voting rights with respect to the investment advisory agreement and any other Fund level or Trust level votes. Any cost associated with the creation of additional classes would be borne by the shareholders of the new classes. The flexibility to add additional classes would provide the Funds with ability to determine whether it was in the best interests of shareholders to provide classes with different sales charges, shareholder services and/or distribution arrangements that may allow the Funds to provide more options that may attract more investors and potentially grow the asset bases of the Funds providing economy of scales to all shareholders.
Vote Required to Approve Amended Senior Securities Restriction

To become effective for a Fund, Proposal 4 must be approved by the "vote of a majority of the outstanding voting securities" of a Fund which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of a Fund entitled to vote thereon present at the special shareholder meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

MORE INFORMATION ABOUT THE FUNDS
Management of the Funds
Staar Financial Advisors, Inc., the current investment adviser, is located at 604 McKnight Park Drive, Pittsburgh, PA. Mr. J. Andre Weisbrod may be deemed to control Staar Financial due to his ownership interests in and positions with Staar Financial. Staar Financial is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Mr. Weisbrod is the President and CEO of Staar Financial and a Trustee and the Chairman of the Trust.
Custodian
Huntington National Bank, located at 7 Easton Oval, Columbus, OH 43219, is custodian of the Funds.

Transfer and Dividend-Paying Agent

Mutual Shareholder Services, located at 8000 Town Centre Drive, Broadview Heights, OH 44147, is the transfer and dividend-paying agent for the Funds.
Payments to Affiliated Brokers
The Funds did not make any payments to an affiliated broker for the fiscal years ended December 31, 2015 and December 31, 2016.
Shareholder Reports
Shareholders can obtain a copy of each Fund's most recent annual and semi-annual reports, without charge, through the Fund's Internet website (www.staarfunds.com) or by calling 1-888-717-8227. Copies of the annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

SHAREHOLDER INFORMATION
As of [OCTOBER 31, 2017], the record date for the Meeting, the Funds had the following number of outstanding shares:
Fund	Outstanding Shares
General Bond Fund	[TBD]
Short Term Bond Fund	[TBD]
Larger Company Stock Fund	[TBD]
Smaller Company Stock Fund	[TBD]
International Fund	[TBD]
Alternative Categories Fund	[TBD]

As of [OCTOBER 31, 2017], the record date for the Meeting, the Funds were aware that the following persons or entities owned of record 5% or more of the outstanding shares of the Funds:
Shareholders Name and Address	Fund	Percentage
[TBD]

As of [OCTOBER 31, 2017], the record date for the Meeting, the Trustees and officers of Trust owned the following outstanding shares of the Funds:

Name	Fund	Percentage
[TBD]

MORE INFORMATION ABOUT VOTING AND THE MEETING

Voting Rights
Only Shareholders owning shares of a Fund at the close of business on [OCTOBER 31, 2017] (the "Record Date"), may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each Fund share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote).

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.
Revocation of Proxies. Any proxy may be revoked at any time prior to its use by written notification received by the Trust's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in "street name" through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Abstentions and broker non-votes. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote ("discretionary items," e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote ("non-discretionary items," e.g., changes to fundamental investment restrictions). Because the Meeting has both discretionary and non-discretionary items on the agenda, the Funds anticipate receiving broker non-votes. Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have the same effect as a vote "Against" the Proposals requiring a "1940 Act Majority," but will have no effect on Proposals requiring a plurality or majority of votes cast.
Quorum; Adjournment
The presence of Shareholders entitled to cast at least a majority of the votes that all Shareholders are entitled to cast on a particular matter to be acted on at the Meeting shall constitute quorum for the purposes of consideration and action on the matter. A Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever, but any Meeting at which Trustees are elected shall be adjourned only from day to day, or for such longer periods not exceeding 15 days each as the Shareholders present and entitled to vote shall direct, until the Trustees have been elected.  Written notice need not be given of the adjourned meeting when a Shareholders' meeting is adjourned to another time or place if the time and place are announced at the meeting.

Payment of Solicitation Expenses
[Barrel Park] will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. [All proxy solicitations will be made by the officers of the Trust or Staar Financial. Staar Financial will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.]
Other Business
The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.
Submission of a Shareholder Proposal
Under the SEC's proxy rules, Shareholder proposals that meet certain requirements may be included in a Fund's proxy material for a particular annual or special Shareholder meeting. However, because the Trust, on behalf of the Funds, does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust's Chairman. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board's solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder's proposal will actually be included in the next proxy statement.
If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust's proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Appendix A

Staar Investment Trust

Investment Advisory Agreement

This Investment Advisory Agreement is made between Staar Investment Trust, a Pennsylvania Business Trust (the "Trust"), on behalf of the various series listed on Exhibit A hereto, as such exhibit may be amended from time to time (each such series is referred to as a "Fund" and collectively as, the "Funds"), and Barrel Park Investments, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities and other investments and seeks to avail itself of the services of an investment adviser to perform investment advisory services for the Funds; and,

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment advisory to investment companies and desires to provide these services to the Trust.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.       Employment of the Adviser.  The Trust hereby employs the Adviser to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the supervision of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed an agent of any Fund or the Trust.

2.       Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:
A.       Investment Advisory Services.

(a)       The Adviser shall manage each Fund's assets subject to and in accordance with the investment objectives and policies of the Fund and any directions that the Trust's Board of Trustees may issue from time to time.  In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of each Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised.  The Adviser shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions, and (iii) the extent to which those decisions have been implemented.

(b)       The Adviser shall place, in the name of each Fund, orders for the execution of the Fund's securities transactions.  When placing such orders, the Adviser shall seek to obtain the best execution for the Fund, but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied.  The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Funds and the Adviser.  Moreover, to the extent that it continues to be lawful to do so, the Adviser may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the Adviser determines that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

(c)       The Adviser shall render regular reports to the Trust, on a quarterly basis, of how much total brokerage business has been placed by the Adviser, on behalf of each Fund, with brokers in various categories and the manner in which the allocation has been accomplished.

(d)       Decisions on proxy voting shall be made by the Adviser (or any Sub-Adviser (as defined below)) unless the Board of Trustees determines otherwise.  Subject to the foregoing, pursuant to its authority, Adviser shall have the power to vote, either in person or by proxy, all securities in which a Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto.  Adviser shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy.

B.       Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.  The Adviser, its officers and employees will make available and provide accounting and statistical information required by a Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

C.       Other Obligations and Services.  The Adviser shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

D.       Delegation of Services.  Subject to the requisite approval of a Fund's shareholders, the Adviser may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Fund for which it is responsible under this Agreement.  The Adviser will compensate any Sub-Adviser for its services to the Fund.  The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders is obtained.  The Adviser will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

3.       Expenses of the Funds.  It is understood that each Fund will pay all of its own expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Fund shall include:

A.       Fees and expenses paid to the Adviser as provided herein;

B.       Expenses of all audits by independent public accountants;

C.       Expenses of fund administration and accounting agent, transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.       Expenses of obtaining quotations for calculating the value of the Fund's net assets;

E.       Salaries and other compensation of executive officers of the Trust who are not officers, directors, stockholders or employees of the Adviser or its affiliates; provided however, that the Fund may bear its proportionate share of the cost of any chief compliance officer even if such officer is an officer, director, stockholder or employee of the Adviser or its affiliates;

F.       Taxes levied against the Fund;

G.       Brokerage fees, commissions, spreads or other costs in connection with the purchase and sale of securities or other investments for the Fund;

H.       Costs, including the interest expense, of borrowing money;

I.       Costs incident to meetings of the Board of Trustees and shareholders of the Fund (including third party reports purchased to help the Board evaluate performance, fees and expenses as part of the 15(c) process), reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;

J.       Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

K.       Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates;

L.       Costs and expense of registering and maintaining the registration of the Trust and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.       Trade association dues;

N.       The Fund's pro rata portion of fidelity bond, errors and omissions, and directors and officer liability insurance premiums; and

O.       The Fund's portion of the cost of any proxy voting service used on its behalf.

4.       Compensation of the Adviser.  Each Fund shall pay, on a monthly basis, an advisory fee in cash to the Adviser based upon an annual percentage of the value of the Fund's average daily net assets, calculated as set forth in Exhibit B hereto, as such exhibit may be amended from time to time, as compensation for the services rendered and obligations assumed by the Adviser during the preceding month.

The Adviser may agree to voluntarily or contractually reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to voluntarily or contractually make payments to limit expenses that are the responsibility of a Fund under this Agreement.  Except as specifically agreed to under a contractual arrangement, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.  Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily.  Any fee waived and any Fund expense paid by the Adviser pursuant to a contractual expense limitation arrangement may be reimbursed by the Fund to the Adviser in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the waiver or payment to the extent agreed to between the Trust and the Adviser in such expense limitation agreement as permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Adviser had agreed.

If this Agreement is terminated prior to the end of any month, the accrued advisory fee shall be paid to the date of termination.

5.       Activities of the Adviser.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser and any of its affiliates shall be free to render similar services to others.

6.       Liabilities of the Adviser.

A.       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, its officers and employees, the Adviser shall not be subject to liability to the Trust or any Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.       No provision of this Agreement shall be construed to protect any director or officer of the Trust, or director or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

7.       Renewal and Termination.

A.       This Agreement shall not become effective as to any Fund until it is: (1) approved by the vote of a majority of the outstanding voting securities of that Fund; and (2) approved (i) by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.  Thereafter, the Agreement shall continue in effect for that Fund for two (2) years, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or (ii) by the Board in the manner described above.

B.       This Agreement:

(i)       may at any time be terminated as to a Fund without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Adviser;

(ii)       shall immediately terminate with respect to any Fund in the event of its assignment; and

(iii)       may be terminated as to any Fund by the Adviser on sixty (60) days' written notice to the Trust.

C.       As used in this section 7, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

D.       Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

8.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the [DAY] day of [MONTH], 201[YEAR].

Staar Investment Trust, on behalf of the series listed on Exhibit A

By:

Name and Title:

Barrel Park Investments, LLC

By:

Name and Title:

Exhibit A to Investment Advisory Agreement, dated [DATE], 2018, between Barrel Park Investments, LLC and Staar Investment Trust

Series Name	Effective Date	Renewal Deadline
Alternative Categories Fund	[_____], 2018	[_____], 2020
General Bond Fund	[_____], 2018	[_____], 2020
International Fund	[_____], 2018	[_____], 2020
Larger Company Stock Fund	[_____], 2018	[_____], 2020
Short Term Bond Fund	[_____], 2018	[_____], 2020
Smaller Company Stock Fund	[_____], 2018	[_____], 2020

Exhibit B to Investment Advisory Agreement, dated [DATE], 2018, between Barrel Park Investments, LLC and Staar Investment Trust

Fund	Advisory Fee
Alternative Categories Fund	0.80% of annual average daily net assets
General Bond Fund	0.25% of annual average daily net assets
International Fund	0.80% of annual average daily net assets
Larger Company Stock Fund	0.80% of annual average daily net assets
Short Term Bond Fund	0.25% of annual average daily net assets
Smaller Company Stock Fund	0.80% of annual average daily net assets

Appendix B

Executive Officers of the Trust
[TBD]

Appendix C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN STAAR INVESTMENT TRUST AND
STAAR INVESTMENT TRUST

This Agreement and Plan of Reorganization ("Agreement") is made as of this [DAY] day of [MONTH], [YEAR] by and between STAAR INVESTMENT TRUST, a Delaware statutory trust (the "DE Trust"), and STAAR INVESTMENT TRUST, a Pennsylvania business Trust (the "PA Trust")
In consideration of the mutual promises contained herein, and intending to be legally bound, the DE Trust and the PA Trust hereto agree as follows:
1.       PLAN OF REORGANIZATION.
(a)       Upon satisfaction of the conditions precedent described in Section 3 hereof, the PA Trust will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 hereof (hereinafter referred to as the "Closing") all of the then-existing assets allocated to PA Trust's six series of shares to the corresponding series of shares of the DE Trust.  In consideration thereof, the DE Trust agrees at the Closing to: (i) assume and pay when due, to the extent that there exist PA Trust obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, such obligations and liabilities allocated to each class of shares of each series of the PA Trust to become the obligations and liabilities of the corresponding class of shares and series of the DE Trust; and (ii) deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of six separate series of the DE Trust denominated as Staar Alt Cat Fund, Staar International Fund, Staar Smaller Companies Stock Fund, Staar Larger Company Stock Fund, Staar Short Term Bond Fund and Staar General Bond Fund (hereinafter individually and collectively referred to as "Series of the DE Trust"), equal in number to the number of full and fractional shares of beneficial interest, without par value, of, respectively, the corresponding shares of the PA Trust's six separate series bearing substantially the same name as the corresponding Series of the DE Trust (hereinafter individually and collectively referred to as "Series of the PA Trust") outstanding immediately prior to the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").  The PA Trust shall distribute to the shareholders of each Series of the PA Trust the shares of the corresponding Series of the DE Trust in accordance with this Agreement and the resolutions of the PA Trust's Board of Trustees authorizing the transactions contemplated by this Agreement.
(b)       In order to effect the delivery of the shares of the Series of the DE Trust described in Section 1(a)(iii) hereof, the DE Trust will establish an open account for each shareholder of each Series of the PA Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding Series of the DE Trust equal to the number of full and fractional shares of common stock such shareholder holds in that Series of the PA Trust at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of each Series of the DE Trust will be carried to the third decimal place.  At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each Series of the DE Trust shall be deemed to be the same as the net asset value per share of the corresponding Series of the PA Trust.  On the Effective Date of the Reorganization, each certificate, if any, representing beneficial interest of the Series of the PA Trust will be deemed to represent the same number of shares of the corresponding Series of the DE Trust.  Simultaneously with the crediting of the corresponding Series of the DE Trust to the shareholders of record of the Series of the PA Trust, the corresponding shares of the PA Trust held by such shareholders shall be cancelled.

Shareholders of each Series of the PA Trust will have the right to deliver their share certificates of that Series of the PA Trust in exchange for share certificates of the corresponding Series of the DE Trust.  However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.
(c)       As soon as practicable after the Effective Date of the Reorganization, the PA Trust shall take all necessary actions to effect a complete dissolution of the PA Trust under Pennsylvania law.
(d)       The expenses of entering into and carrying out this Agreement will be borne by [Barrel Park].

2.       CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

The Closing shall consist of: (i) the conveyance, transfer and delivery of the PA Trust's assets to the DE Trust, in exchange for the assumption and payment, when due, by the DE Trust of the PA Trust's obligations and liabilities and (ii) the issuance and delivery of the DE Trust's shares, all in accordance with Section 1 hereof, together with related acts necessary to consummate such transactions.  The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the PA Trust at which this Agreement is considered and approved, or (b) such later date as the DE Trust and the PA Trust may mutually agree ("Effective Date of the Reorganization").
3.       CONDITIONS PRECEDENT.

The obligations of the PA Trust and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:
(a)       Such authority and orders from the Commission and state securities commissions as may be necessary to permit the DE Trust and the PA Trust to carry out the transactions contemplated by this Agreement shall have been received;
(b)       (i) One or more post-effective amendments to the PA Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined, under the supervision of the PA Trust's Board of Trustees, to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the most recent post-effective amendment or amendments to the PA Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iii) one or more post-effective amendments to the DE Trust's Registration Statement under the Securities Act of 1933, as amended, and the 1940 Act, containing such amendments to such Registration Statement as are determined, under the supervision of the DE Trust's Board of Trustees, to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; and (iv) an amendment of the Form N-8A Notification of Registration ("Form N-8A") filed pursuant to Section 8(a) of the 1940 Act reflecting the change in legal form of the PA Trust to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c)       Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP ("SRS&Y"), to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the States of Delaware and Pennsylvania, and in accordance with customary representations provided by the DE Trust and the PA Trust in a certificate(s) delivered to SRS&Y, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the PA Trust, the DE Trust or the shareholders of the PA Trust or the DE Trust;
(d)       The PA Trust shall have received an opinion of SRS&Y, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the PA Trust, to the effect that: (i) the DE Trust is a statutory trust duly formed and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;
(e)       The DE Trust shall have received the opinion of [Thomas Sweeney, Esq., Sweeney Law Offices], dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the PA Trust is organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; (ii) the PA Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the PA Trust and this Agreement has been duly executed and delivered by the PA Trust and is a legal, valid and binding agreement of the PA Trust in accordance with its terms;
(f)       The shares of each Series of the DE Trust to be delivered under this Agreement shall be eligible for sale with each state commission, agency or jurisdiction with which such eligibility is required in order to permit shares of each Series of the DE Trust lawfully to be delivered to each shareholder of the corresponding Series of the PA Trust on the Effective Date of the Reorganization;
(g)       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the PA Trust's Board of Trustees and the shareholders of each Series of the PA Trust;
(h)       The shareholders of each Series of the PA Trust shall have approved the transactions contemplated by this Agreement, which approval is deemed to be approval to direct the PA Trust to vote, and the PA Trust shall have voted, as sole shareholder of each Series of the DE Trust, to:
(1)       Elect as trustees of the DE Trust the following individuals:  Robert Weiss, Ann Chung, Shiliang Tang, and Brett Boshco;
(2)       Approval of Investment Advisory Agreement between Barrel Park Investments, LLC ("Barrel Park") and the DE Trust on behalf of each Series of the DE Trust, which is substantially identical to Investment Advisory Agreement between Barrel

Park and the PA Trust on behalf of each Series of the PA Trust as approved by shareholders at the Special Meeting of Shareholders of the PA Trust held [JANUARY 12, 2018];
(i)       The DE Trust's Board of Trustees shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions by unanimous consent or, where required, at a meeting duly called for such purposes:
(1)       Approval of the Investment Advisory Agreement described in (h)(2) of this Section 3 on behalf of each Series of the DE Trust;
 (2)       Approval of a Custody Agreement between Huntington National Bank and the DE Trust on behalf of each Series of the DE Trust, which is substantially identical to the then-current Custody Agreement between Huntington National Bank and the PA Trust on behalf of each Series of the PA Trust;

(3)       Approval of a Transfer Agency Agreement between Mutual Shareholder Services and the DE Trust on behalf of each Series of the DE Trust, which is substantially identical to the then-current Transfer Agency Agreement between Mutual Shareholder Services and the PA Trust on behalf of each Series of the PA Trust.
(4)       Selection of Goff, Backa Alfera & Company, LLC as the DE Trust's independent auditors for the fiscal year ending December 31, 2017;
(5)       Authorization of the issuance by the DE Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of each Series of the DE Trust to the PA Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the PA Trust to vote on the matters referred to in paragraph (h) of this Section 3;
(6)       Submission of the matters referred to in paragraph (h) of this Section 3 to the PA Trust as sole shareholder of each class of each Series of the DE Trust; and
(7)       Authorization of the issuance and delivery by the DE Trust of shares of each Series of the DE Trust on the Effective Date of the Reorganization and the assumption by the Series of the DE Trust of the obligations and liabilities of the corresponding Series of the PA Trust in exchange for the assets of the corresponding Series of the PA Trust pursuant to the terms and provisions of this Agreement.
At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the PA Trust's Board of Trustees or the DE Trust's Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded to its shareholders under this Agreement.
4.       DISSOLUTION OF THE PA TRUST.

Promptly following the consummation of the distribution of the shares of each Series of the DE Trust to holders of the corresponding shares of the Series of the PA Trust under this Agreement, the officers of the PA Trust shall take all steps necessary under Pennsylvania law to dissolve its trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Pennsylvania, and making any such other filings as required by the Commonwealth of Pennsylvania.

5.       TERMINATION.

The PA Trust's Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Series of the PA Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.
6.       ENTIRE AGREEMENT.

This Agreement embodies the entire agreement between the DE Trust and the PA Trust and there are no agreements, understandings, restrictions or warranties among the DE Trust and the PA Trust other than those set forth herein or herein provided for.
7.       FURTHER ASSURANCES.

The PA Trust and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.
8.       COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
9.       GOVERNING LAW.

This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the DE Trust and the PA Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.
STAAR INVESTMENT TRUST (a Pennsylvania business trust)

Attest:	By:
Name:	Name:
Title:	Title:

STAAR INVESTMENT TRUST (a Delaware statutory trust)

Attest:	By:
Name:	Name:
Title:	Title:

Appendix D

Comparison of Laws

The Pennsylvania Business Trust Law ("PA Statute") is silent on many of the salient features of a Pennsylvania business trust ("PBT"), whereas the Delaware Statutory Trust Act ("DE Statute") provides more guidance for Delaware statutory trust ("DST") governance issues. Generally, both statutes provide a significant amount of operational flexibility. The PA Statute provides that the governing document of a PBT may contain provisions relating to any matters relating to the governance of such Trust. The DE Statute authorizes the trustees of a DST to take various actions without requiring shareholder approval if such actions are permitted by the DST's governing documents. For example, the trustees of a DST may have the power to amend the DST's governing documents, merge or consolidate the DST (or its series) with another entity, and change the DST's domicile, in each case without a shareholder vote.

The following is a discussion of only certain principal differences between the DE Statute and the PA Statute as applicable, and is not a complete description of the relevant law.

	DE Statute	PA Statute
Governing Documents/Governing Body
A DST is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DST is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DSTs are granted a significant amount of organizational and operational flexibility. Delaware law has favorable provisions with respect to obtaining necessary shareholder approvals, and also permits a DST to take various actions without making state filings or obtaining shareholder approval.

A PBT is formed by filing a deed of trust and other governing documents with the Pennsylvania Department of State. A PBT is granted a significant amount of organizational and operational flexibility. The PA Statue provides that the governing document of the PBT may contain any provision relating to the regulation of internal affairs of the PBT.

Ownership Shares of Interest	Under both the DE Statute and PA Statute, the ownership interests in a DST and PBT, respectively, are denominated as "beneficial interests" and are held by "beneficial owners" or "beneficiaries."
Series and Classes
Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DST's governing document or in resolutions adopted by its trustees.
There is no provision in the PA Statute addressing any requirements for the creation of such series or classes.
Shareholder Voting Rights
Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.
There is no provision in the PA Statute addressing voting by the beneficial owners of a PBT.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the PA Statute addressing quorum requirements.
Shareholder Meetings	Neither the DE Statute nor the PA Statute mandates an annual shareholders' meeting.
Organization at Meetings	Neither the DE Statute nor the PA Statute contains provisions relating to the organization of shareholder meetings.
Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no provision in the PA Statute addressing record date requirements.
Qualification and Election of Trustees	Under the DE Statute, the governing document may set forth the manner in which trustees are elected and qualified.	There is no provision in the PA Statute addressing the qualification and election of Trustees.
Removal of Trustees	Under the DE Statute, the governing documents of a DST may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DST.	There is no provision in the PA Statute addressing the removal of Trustees.
Restrictions on Transfer	Under the DE Statute, beneficial interests are freely transferable, except as otherwise provided in the governing interest.	There is no provision in the PA Statute addressing the restrictions on transfers.
Preemptive Rights and Redemption of Shares	Under the DE Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.	There is no provision in the PA Statute addressing preemptive rights and redemption of shares.
Liquidation Upon Dissolution or Termination Events
Under the DE Statute, a DST that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document. Under the DE Statute, a series established in accordance with the DE Statute that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing document. A series is dissolved and its affairs wound up at the time or upon the happening events specified in the governing document or as specified by the DE Statute.
Under the PA Statute, the governing document may provide the termination events. Otherwise, a PBT may not be terminated, dissolved or revoked by a beneficial owner or other person.
Shareholder Liability
Under the DE Statute, except to the extent otherwise provided in the governing document of a DST, shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private
Under the PA Statute, except as otherwise provided in the governing document, the beneficiaries of a PBT will be entitled to the same limitation of personal liability as is extended to

	corporation organized for profit under the General Corporation Law of the State of Delaware.	shareholders in a PA business corporation.
Trustee/Director Liability
Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.
Under the PA Statute, except as otherwise provided in the governing document, the trustees of a PBT are not personally liable to any person for any act or obligation of the trust or any other trustee.
Indemnification
Subject to such standards and restrictions as may be contained in the governing document of a DST, the DE Statute authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.

Under the PA Statute, except as otherwise provided in the governing document, a PBT may indemnify any person who was or is a party or is threatened to be made a party to any civil, criminal, administrative or investigative, by reason of the fact that he/she is or was a representative of the corporation if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the corporation.

Insurance	Neither the DE Statute nor the PA Statute contains provisions relating to the ability of a DST or PBT to purchase insurance on behalf of its trustees or other persons.
Shareholder Right of Inspection
Under the DE Statute, except to the extent otherwise provided in the governing document of a DST and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DST certain information regarding the governance and affairs of the DST, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DST to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DST to disclose or that could damage the DST or that the DST is required by law or by agreement with a third party to keep confidential.
There is no provision in the PA Statute addressing Shareholder rights of inspection.
Derivative Actions
Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a
There is no provision in the PA Statute addressing derivative actions.

shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder's right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DST.	There is no provision in the PA Statute addressing the arbitration of claims.
Amendments to Governing Documents
The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DST. Amendments to the declaration that do not change the information in the DST's certificate of trust are not required to be filed with the Delaware Secretary of State.
Under the PA Statute, the governing document may provide procedures for amendment of the governing document.

Appendix E

Comparison of Governing Documents

The following is only a discussion of certain principal differences between the governing documents for STAAR Investment Trust, an existing Pennsylvania business trust (the "Trust"), and its successor Delaware statutory trust of the same name (the "DE Trust"). It is not a complete description of the Trust's or the DE Trust's governing documents. Further information about the Trust's current trust structure is contained in such Trust's registration statement and governing documents, and in relevant state law.

	DE Trust	Trust
Governing Documents/Governing Body
The governing documents for the DE Trust are comprised of an agreement and declaration of trust (the "DE Declaration") and bylaws (the "DE Bylaws"). The Trust's governing body is a Board of Trustees. The DE Declaration provides that the minimum number of Trustees to be on the board is two.

The governing documents for the Trust are comprised of an agreement and declaration of trust (the "PA Declaration") and bylaws (the "PA Bylaws"). The Trust's governing body is a Board of Trustees. The PA Declaration provides that the minimum number of Trustees to be on the Board is three.

Series (Portfolios) and Classes
The DE Declaration establishes and designates certain Portfolios and provides that additional Portfolios shall be established by the adoption of resolutions by the Trustees. The DE Declaration also establishes and designates certain Classes of Shares of the Portfolios and provides that the Trustees may establish one or more Classes of shares of any Portfolio.
The PA Declaration establishes certain Series and provides that the Trustees may also authorize the creation of additional Series or Classes of shares.
Shareholder Voting Rights
Under the DE Declaration, Shareholders have power to vote only, as provided therein: (i) for the election or removal of Trustees in certain circumstances, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the Investment Company Act of 1940 (the "1940 Act"), or any registration statement of the Trust and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Shareholders are not entitled to cumulative voting in the election of trustees or on any other matter.

The PA Declaration provides that Shareholders shall have power to vote only, as provided therein: (i) for the election and removal of Trustees in certain circumstances and under Section 16 of the 1940 Act, (ii) with respect to approval or termination in accordance with the 1940 Act of any investment advisory or management agreement, (iii) with respect to termination of the Trust, (iv) with respect to certain amendments of the PA Declaration, (v) to the same extent as the stockholders of a Pennsylvania business corporation with respect to certain derivative or class actions, and (vi) with respect to such additional matters relating to the Trust as may be required by the PA Declaration, the PA Bylaws or any undertaking filed by the Trust with the Commission (or any successor agency) or with any state, or as to which the Trustees in their discretion shall determine such shareholder vote to be required by law or otherwise to be necessary, appropriate or advisable.

Annual Shareholder Meetings	The DE Bylaws provide that there will be no	The PA Declaration and Bylaws do

	annual meetings of the Shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law.	not provide any language for an annual meeting of the Shareholders.
Shareholder Meeting Quorum
The DE Bylaws provide that the holders of one-third of the outstanding shares entitled to vote at a Shareholder meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by applicable law or by the DE Declaration.

The PA Bylaws provide that the presence of Shareholders entitled to cast at least a majority of the votes that all Shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter.

Election of Trustees
The DE Declaration provides that whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers under the DE Declaration and the determination of the other Trustees of such vacancy shall be conclusive.  In the case of any vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit, or may leave such vacancy unfilled or may reduce the number of Trustees to not less than two (2) Trustees.  Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Board of Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.  Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the Trustees in their sole discretion.  To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time.  The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.  In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine.  A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the DE Bylaws.  An appointment of a Trustee may be made by the Trustees then in office in

The PA Declaration provides that the Trustees may elect or appoint themselves or their successors at such regular intervals, if any, as they deem proper, and may appoint Trustees to fill vacancies as provided; provided, that Trustees shall be elected by a Majority Shareholder Vote and at such time or times as the Trustees shall determine that such action is required under Section 16(a) of the 1940 Act or, if not so required, that such action is advisable. The Trustees shall have the power to set and alter the terms of office of the Trustees, and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration; provided, that the term of office of any incumbent Trustee shall continue until terminated as provided in the PA Declaration or, if not so terminated, until the election of such Trustee's successor in office has become effective.

anticipation of a vacancy to occur by reason of retirement, resignation, or removal of a Trustee, or an increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at the time or after the expected vacancy occurs.

Removal of Trustees
The DE Declaration provides any Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. Moreover, the Trustee may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds (66 2/3%) of the outstanding shares.

The PA Declaration provides that any of the Trustees may be removed by the action of two-thirds of the remaining Trustees; provided, that if the removal of one or more Trustees would have the effect of reducing the number of remaining Trustees below the minimum number prescribed by the PA Declaration, then subject to Section 16(a) of the 1940 Act, at the time of the removal of such Trustee or Trustees, the remaining Trustees shall elect or appoint a number of additional Trustees at least sufficient to increase the number of Trustees holding office to the minimum number prescribed by the PA Declaration.

Restrictions on Transfer	The DE Bylaws provide that the Trustees shall make such rules as they consider appropriate for the transfer of shares and similar matters.
The PA Bylaws provide that the Trust shall not impose any restrictions upon the transfer of the Shares of the Trust except as provided in the PA Declaration or as may be required to comply with federal or state securities laws, but this requirement shall not prevent the charging of customary transfer agent fees.

Preemptive Rights and Redemption of Shares
The DE Declaration provides that the Trust shall purchase such shares as are offered by any shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such person or persons to whom such determination has been delegated), in accordance with any applicable provisions of the DE Declaration and applicable law, less any fees imposed on such redemption.  Unless extraordinary circumstances exist, payment for said shares shall be made by the Trust to the shareholder within seven (7) days after the date on which the request is made in proper form.  This is subject to the DE Declaration

The PA Declaration provides each shareholder of a particular Series or Class shall have the right, if any, at such times as may be permitted by the Trust, to require the Trust to redeem all or any part of his Shares of that Series or Class, upon and subject to certain terms and conditions. There are no preemptive rights provided.

provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the Trust or any applicable Portfolio or to determine fairly the value of the net assets held with respect to the Trust or such Portfolio or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.  In the case of a suspension of the right of redemption as provided in the Declaration, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any fees imposed on such redemption.  Subject to applicable federal law including the 1940 Act, the redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Trust or any applicable Portfolio or Class thereof for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined under procedures approved by the Trustees in their sole discretion.  In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind. There are no preemptive rights provided.

Liquidation Upon Dissolution or Termination Events
The DE Declaration provides the Trust may be dissolved at any time by the Trustees (without Shareholder approval).  A Portfolio may be terminated at any time by the Trustees (without Shareholder approval).  Any Class may be terminated at any time by the Trustees (without Shareholder approval). In addition, the dissolution of the Trust shall automatically terminate each Portfolio and each Class.
The PA Declaration provides that the Trust or any Series or Class may be terminated by the vote or written consent of majority of the Trustees.
Shareholder Liability
The DE Declaration provides no Shareholder of the Trust shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any
The PA Declaration provides that no Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or

	Portfolio (or Class) thereof.	affairs of the Trust.
Trustee/Director Liability
The DE Declaration provides that a Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained in the DE Declaration shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

The PA Declaration provides that no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, and all such personnel shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. Moreover, no Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust).

Indemnification
The DE Declaration provides that every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding (other than a proceeding by or in the right of the Trust or a Portfolio) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by or in the right of the Trust (or such Portfolio) to procure a judgment in its favor by reason of the fact that such person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such proceeding.

Notwithstanding any provision to the contrary contained in the DE Declaration, no Covered Person shall be indemnified for any expenses,

The PA Declaration provides that under the Trustees shall provide for indemnification by the Trust of every Person who is, or has been, a Trustee, officer, employee or agent of the Trust, or of any other entity of the Trust's request, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof in such manner, to such extent and subject to such condition and limitations as the Trustees may provide from time to time in the Bylaws; provided, that, to the extent any claim, action, suit or proceeding involves any act or omission of such Person in respect of one or more particular Series or Classes of shares of the Trust or the assets or operations of such one or more Series or Classes of Shares, such indemnification shall be provided only from the assets (or proceeds thereof or income therefrom) of such one or more Series or Classes of Shares and not from the assets (or proceeds thereof or income therefrom)

judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in disabling conduct.
of any other Series or Class of Shares of the Trust.
Insurance
The DE Declaration provides that to the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any proceeding in which such Covered Person becomes involved by virtue of such Covered Person's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability.

The PA Bylaws provide The Trust may purchase and maintain insurance to protect itself and any person eligible to be indemnified hereunder against any expense, liability or loss asserted or incurred by such person in connection with any Action, whether or not the Trust would have the power to indemnify such person against such expense, liability or loss by law or under the provisions of Article VII of the Bylaws.

Shareholder Right of Inspection
The DE Declaration provides that Shareholders shall have no right to inspect the records, documents, accounts and books of the Trust, except as required by the 1940 Act.  Any request to inspect the records of the Trust shall be submitted by the Shareholder to the Trust in writing.  Upon receipt of any such request, the Trustees shall determine whether delivery of records pertaining to such request is required by the 1940 Act or is otherwise necessary or appropriate, as determined by the Trustees in their sole discretion, and whether such request complies with the requirements of the 1940 Act and, if so, establish procedures for such inspection.  To preserve the integrity of the records, the Trust may provide certified copies of Trust records rather than originals.  The Trust shall not be required to create records or obtain records from third parties to satisfy a Shareholder request.  The Trust may require a requesting Shareholder to pay in advance or otherwise indemnify the Trust for the costs and expenses of such Shareholder's inspection of records.
The PA Declaration provides that shareholders may inspect the books and records of the Trust only at the discretion of the Trustees.
Derivative Actions, Litigation and Arbitration
The DE Declaration provides several conditions that must be met before a Shareholder may bring a derivative action on behalf of the Trust. The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. A

The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust of the Trust Property, and, out of the Trust Property, to pay or to satisfy and demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees is composed of Trustees who are not Independent Trustees and the Board of Trustees has not established a committee to consider the merits of such action or, if the Board of Trustees has established such a committee, a majority of that committee is composed of Trustees who are not Independent Trustees; unless a demand is not required, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding, or of the Portfolios or Classes to which such action relates if it does not relate to all Portfolios and Classes, must join in the pre-suit demand for the Trustees to commence such action; and unless a demand is not required, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Board of Trustees may designate a committee of one or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are Independent Trustees.  The Trustees on that committee shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees on the committee determine not to bring such action.

In addition to all suits, claims or other actions that under applicable law must be brought as derivative claims, each Shareholder of the Trust or any Portfolio or Class thereof agrees that any claim that affects all Shareholders of a Portfolio or Class either equally or proportionately based on their number of Shares in such Portfolio or Class, must be brought as a derivative claim subject to the DE Declaration irrespective of whether such claim involves a violation of the Shareholders' rights under the DE Declaration or any other alleged debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to consent to the dismissal of any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in such Shareholder's own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

violation of contractual or individual rights that might otherwise give rise to a direct claim.
Amendments to Governing Documents
The DE Declaration provides the Trustees may amend the DE Declaration by making an amendment to the DE Declaration or to the schedule of portfolios, an agreement supplemental, or an amended and restated trust instrument; and no vote or consent of any Shareholder shall be required for any amendment to the DE Declaration except as specifically provided in Article VI of the DE Declaration, as determined by the Trustees in their sole discretion, or as required by federal law including the 1940 Act, but only to the extent so required.  Any such amendment, having been approved by a Majority Trustee Vote, shall become effective, unless otherwise provided by such Trustees, upon being executed by a duly authorized officer of the Trust.  A certification signed by a duly authorized officer of the Trust setting forth an amendment to the DE Declaration and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid, or a copy of the DE Declaration, as amended, executed by a majority of the Trustees, or a duly authorized officer of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.  Any officer of the Trust is authorized from time to time to restate the DE Declaration into a single instrument to reflect all amendments hereto made in accordance with the terms hereof.  The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the office of the Secretary of the State of Delaware or upon such future date as may be stated therein.

The PA Declaration provides that the PA Declaration or any provisions establishing any Series or Class may be amended by a vote or written consent of a majority of the Trustees. However, if any such amendment materially adversely affects the rights of any Shares of any Series or Class with respect to matters which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the Shares of such Series or Class. An amendment or other action which provides for an additional Series of Shares (and/or Class thereof), which Series may vote together with Shares of other Series (and/or Classes thereof) and makes other provisions with respect to such Series (and/or Class thereof) and its relation to existing Series (and/or Class thereof), shall not be deemed to adversely affect the right of any other Series or Shares or Class thereof. The Trustees may also amend the PA Declaration without any Shareholder approval to change the name of the Trust, or any Series or Class thereof, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or, if they deem it necessary to conform the PA Declaration to the requirements of applicable federal laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders or to amend the investment restrictions set forth in the PA Declaration.  Moreover, a certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted as herein provided, or a copy of the PA Declaration or provisions, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment.

[FORM OF] PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

MAIL your signed and voted proxy back in the postage paid envelope provided.

CONTROL NUMBER

Staar Investment Trust

The undersigned hereby revokes all previous proxies for his/her shares and appoints J. Andre Weisbrod with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of the Staar General Bond Fund ("General Bond Fund"), Staar Short Term Bond Fund ("Short Term Bond Fund"), Staar Larger Company Stock Fund ("Larger Company Stock Fund"), Staar Smaller Company Stock Fund ("Smaller Company Stock Fund"), Staar International Stock Fund ("International Stock Fund") and Staar Alternative Categories Fund ("Alternative Categories Fund") (each, a "Fund" and together, the "Funds"), series of Staar Investment Trust (the "Trust") to be held at the offices of Staar Financial Advisors, Inc., 604 McKnight Park Drive, Pittsburgh, PA 15237, on January 12, 2018 at 10:30 AM Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs him to vote in his discretion upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this Proxy Card. Please refer to the Proxy Statement for a discussion of the matter.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please contact the Trust at **(412) 367-9076**.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on January 12, 2018. The Proxy Statement for this Special Meeting is available at:

http://www.staarfunds.com

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Staar Investment Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement sent on behalf of the Board of Trustees with this Proxy. Your signature(s) on this should be exactly as your name(s) appear on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXY TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE HIS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]